LIMITED POWER OF ATTORNEY FOR SECTION 16(a) REPORTING

 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints each of John T. McDonald, Michael Hill and Robert
Housley, and each of their successors in the offices of Chief Financial Officer,
General Counsel or Secretary of Upland Software, Inc. (the "Company"), as the
undersigned's true and lawful attorney-in-fact (the "Attorney-in Fact"), with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:

 1. prepare, execute, deliver and file with the United States Securities and
Exchange Commission, any national securities exchange and the Company any and all reports (including any amendment thereto) of the undersigned required or considered advisable under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, with respect to the equity securities of the Company, including Form 3 (Initial
Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes
in Beneficial Ownership) and Form 5 (Annual Statement of Changes in Beneficial
Ownership and any successor forms thereto; and

 2. seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's equity securities from any third party, including the Company, brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

 The undersigned acknowledges that:

 1. this Limited Power of Attorney authorizes, but does not require, the
Attorney-in-Fact to act at his or her discretion on information provided to such
Attorney-in-Fact without independent verification of such information;

 2. any documents prepared and/or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

 3. neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

 4. this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section
16 of the Exchange Act, including, without, limitation, the reporting requirements under Section 16(a) of the Exchange Act.

 The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or convenient to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Limited
Power of Attorney.  This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.  This Limited Power of Attorney shall be governed and construed in accordance the laws of the State of Texas without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

[Signature Page Follows]

       IN WITNESS WHEREOF, the undersigned has caused this Limited Power of
Attorney for Section 16(a) Reporting to be executed as of November 5, 2014.

AUSTIN VENTURES IX, L.P.

By: AV Partners IX, L.P.
 Its general partner

By:  AV Partners IX, LLC
 Its general partner

Signature: /s/ John Thornton

Print Name: John Thornton

Print Title: General Partner

AUSTIN VENTURES X, L.P.

By: AV Partners X, L.P.
 Its general partner

By:  AV Partners X, LLC
 Its general partner

Signature: /s/ John Thornton

Print Name: John Thornton

Print Title:

AV PARTNERS IX, L.P.

By:  AV Partners IX, LLC
 Its general partner

Signature: /s/ John Thornton

Print Name: John Thornton

Print Title: General Partner

AV PARTNERS X, L.P.

By:  AV Partners X, LLC
 Its general partner

Signature: /s/ John Thornton

Print Name: John Thornton

Print Title: General Partner

AV PARTNERS IX, LLC

Signature: /s/ John Thornton

Print Name: John Thornton

Print Title: General Partner

AV PARTNERS X, LLC

Signature: /s/ John Thornton

Print Name: John Thornton

Print Title: General Partner

Signature: /s/ Joseph C. Aragona

Print Name: Joseph C. Aragona

Signature: /s/ Kenneth P. DeAngelis

Print Name: Kenneth P. DeAngelis

Signature: /s/ Christopher A. Pacitti

Print Name: Christopher A. Pacitti

Signature: /s/ Philip Siegel

Print Name: Philip Siegel

Signature: /s/ John D. Thornton

Print Name: John D. Thornton

 UPLAND SOFTWARE, INC.
SIGNATURE PAGE TO LIMITED POWER OF ATTORNEY FOR SECTION 16(a) REPORTING